Where Intelligence Meets Infrastructure® Investor Presentation November 11, 2026

In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non- GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The Company regularly evaluates its portfolio of businesses and product lines as part of its strategic planning process and may incur costs associated with portfolio optimization initiatives, including, but not limited to, transaction-related expenses, restructuring costs, and other costs related to acquisitions, divestitures, or other strategic actions. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits), corporate restructuring and non-cash asset impairment, may have not yet occurred, are out of the Company’s control or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance. Non-GAAP Measures 2

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, long-term strategies, and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance, including driving increased margins, operational and commercial initiatives, capital allocation, growth strategy plans, and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions, and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, changing regulatory, trade and tariff conditions, including the impact of the Section 232 tariffs on the products produced by our Krausz business; logistical challenges and supply chain disruptions, geopolitical conditions, public health crises, or other events; inventory and in-stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments, plant closures, and reorganization and related strategic realignment or portfolio optimization activities, including the execution of transitioning the metering business to Zenner USA; an inability to attract or retain a skilled and diverse workforce, increased competition related to the workforce, and labor markets; an inability to protect the Company’s information systems against service interruption; risks resulting from possible future cybersecurity incidents; misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of higher interest rates; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve our goals and commitments in environmental and sustainability programs; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A. of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K, and other reports filed with the United States Securities and Exchange Commission. Forward-Looking Statements 3

Mueller Water Products is powered by nearly 170 years of heritage and dedicated employees with shared values

2026 Highlights [1]

$1,475M **5.8%**	Net Sales 5-Year CAGR	**$1.57** **22.9%**	Adjusted EPS 5-Year CAGR
$372.2M **25.2%** **12.8%**	Adjusted EBITDA % of Net Sales 5-Year CAGR	**$207.3M** **14.1%** **17.1%**	Free Cash Flow % of Net Sales 5-Year CAGR
1857	Company Founded	**$730.7M**	Liquidity As of 9/30/26
≈3,300	Employees Worldwide	**14**	Manufacturing facilities and R&D Centers [4]

Products and Segments [2,3]

(% of Consolidated Net Sales)


Fire Hydrants & Iron Gate Valves
Service Brass
Specialty Valves
Pipe Connections & Repair
Technology-Enabled Solutions


Water Flow Solutions
Water Management Solutions

Geography and End Markets [2]

(% of Consolidated Net Sales)


United States
Canada
Rest of World


60-65%
Repair and replacement of municipal water infrastructure
25-30%
Residential Construction
≈10%
Natural Gas Utilities and Industrial Applications

(1) See Appendix and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY2022, FY2023, FY2024, FY2025, FY2026.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2026 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.
(4) See Item 2. Properties in 10-K filing for more information.

MUELLER

4

5 Our Strategic Priorities Drive Above-Market Sales Growth Continue Margin Expansion Execute Disciplined Capital Allocation Vision To be the leader in water infrastructure solutions, solving challenges, enriching lives and safeguarding the future Operating System The Execution Engine Driving Sustainable Shareholder Value Execution Accountability Continuous Improvement How We Will Win

Mueller Operating System to drive discipline, execution, and excellence throughout the organization 6 A Disciplined System of Tools and Processes in Everything We Do to Drive Value for All Stakeholders Safety-first Mindset People & Leadership Priority Culture of Accountability Simplification to Reduce Complexity Business Process Excellence Strategic Price/Cost Management First-Class Quality & Delivery Seamless Customer Engagement Trusted Partner for Customer Success Market-Leading Innovation Focused Market Expansion Disciplined, Strategic Acquisitions Margin Expansion Accelerate Growth Engaged People Customer Experience Operating System

Strong track record of growth with 3rd consecutive year of record results, including adjusted EBITDA expansion of 680 bps. over past 5 years and 940 bps. improvement over past 3 years 7 Consolidated Adj. EBITDA (1) $ in Millions Adj. Net Income per Diluted Share (1) % of Net Sales 5.8% 5-Year CAGR 12.8% 5-Year CAGR 22.9% 5-Year CAGR NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY2022, FY2023, FY2024, FY2025, FY2026. (1) Adjusted EBITDA excludes other charges of $25.7M in FY2021, $18.5M in FY2022, $15.9M in FY2023, $42.4M in FY2024, $18.5M in FY2025, and $31.5M in FY2026. $1,111 $1,247 $1,276 $1,315 $1,430 $1,475 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 $204 $195 $202 $285 $326 $372 $0 $50 $100 $150 $200 $250 $300 $350 $400 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 $0.56 $0.58 $0.63 $0.96 $1.31 $1.57 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 FY2021 FY2022 FY2023 FY2024 FY2025 FY2026 Consolidated Net Sales $ in Millions

Supplemental Data 8

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) 9 (1) Gross profit includes $3.1 million of portfolio optimization costs in the Water Management Solutions segment, which primarily relate to certain transaction-related expenses and $0.6 million in closure costs for our legacy brass foundry in Decatur, Illinois, in the Water Flow Solutions segment. (2) Strategic reorganization and other charges primarily relate to expenses associated with certain transaction-related expenses, severance, our leadership transition, non-cash asset impairment expenses, and the closure of our legacy brass foundry in Decatur, Illinois. (3) The income tax expense of adjusting items reflects an effective tax rate of 22.7%, and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. (5) Portfolio optimization costs are primarily associated with certain transaction-related expenses. Year ended September 30, 2026 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 817.5 $ 657.5 $ — $ 1,475.0 Gross profit (1) $ 329.5 $ 229.9 $ — $ 559.4 Selling, general and administrative expenses 90.1 91.4 59.3 240.8 Strategic reorganization and other charges (2) — 7.2 20.6 27.8 Operating income (loss) $ 239.4 $ 131.3 $ (79.9) $ 290.8 Operating margin 29.3% 20.0% 19.7 % Capital expenditures $ 26.1 $ 29.5 — $ 55.6 Net income $ 221.9 Net income margin 15.0 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 221.9 Strategic reorganization and other charges (2) 27.8 Decatur legacy brass foundry closure costs 0.6 Portfolio optimization costs (5) 3.1 Income tax expense of adjusting items (3) (7.2) Adjusted net income $ 246.2 Weighted average diluted shares outstanding 157.3 Net income per diluted share $ 1.41 Strategic reorganization and other charges per diluted share (2) 0.18 Decatur legacy brass foundry closure costs per diluted share 0.00 Portfolio optimization costs per diluted share (5) 0.02 Income tax expense of adjusting items per diluted share (3) (0.04) Adjusted net income per diluted share $ 1.57

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) 10 Year ended September 30, 2026 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 221.9 Income tax expense (4) 65.0 Interest expense, net (4) 3.8 Pension expense other than service (4) 0.1 Operating income (loss) $ 239.4 $ 131.3 $ (79.9) 290.8 Strategic reorganization and other charges (2) — 7.2 20.6 27.8 Portfolio optimization costs (5) — 3.1 — 3.1 Decatur legacy brass foundry closure costs 0.6 — — 0.6 Adjusted operating income (loss) 240.0 141.6 (59.3) 322.3 Pension expense other than service (4) — — (0.1) (0.1) Depreciation and amortization 29.5 20.4 0.1 50.0 Adjusted EBITDA $ 269.5 $ 162.0 $ (59.3) $ 372.2 Adjusted operating margin 29.4% 21.5% 21.9 % Adjusted EBITDA margin 33.0% 24.6% 25.2 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 262.9 Less capital expenditures 55.6 Free cash flow $ 207.3 (1) Gross profit includes $3.1 million of portfolio optimization costs in the Water Management Solutions segment, which primarily relate to certain transaction-related expenses and $0.6 million in closure costs for our legacy brass foundry in Decatur, Illinois, in the Water Flow Solutions segment. (2) Strategic reorganization and other charges primarily relate to expenses associated with certain transaction-related expenses, severance, our leadership transition, non-cash asset impairment expenses, and the closure of our legacy brass foundry in Decatur, Illinois. (3) The income tax expense of adjusting items reflects an effective tax rate of 22.7%, and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. (5) Portfolio optimization costs are primarily associated with certain transaction-related expenses.

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes a charge of $5.6 million in connection with warranty obligations in the Water Management Solutions segment and $4.1 million in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois, in the Water Flow Solutions segment. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, severance, and non-cash asset impairment. (3) The income tax expense of adjusting items reflects an effective tax rate of 24.6%, and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. 11 Year ended September 30, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 824.9 $ 604.8 $ — $ 1,429.7 Gross profit (1) $ 296.3 $ 220.4 $ — $ 516.7 Selling, general and administrative expenses 90.3 96.9 60.1 247.3 Strategic reorganization and other charges (2) 1.0 0.7 7.1 8.8 Operating income (loss) $ 205.0 $ 122.8 $ (67.2) $ 260.6 Operating margin 24.9% 20.3% 18.2 % Capital expenditures $ 24.1 23.2 — $ 47.3 Net income $ 191.7 Net income margin 13.4 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 191.7 Warranty charge (1) 5.6 Strategic reorganization and other charges (2) 8.8 Inventory and other asset restructuring write-down 4.1 Income tax expense of adjusting items (3) (4.6) Adjusted net income $ 205.6 Weighted average diluted shares outstanding 157.5 Net income per diluted share $ 1.22 Warranty charge per diluted share (1) 0.04 Strategic reorganization and other charges per diluted share (2) 0.06 Inventory and other asset restructuring write-down per diluted share 0.03 Income tax expense of adjusting items per diluted share (3) (0.04) Adjusted net income per diluted share $ 1.31

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) 12 (1) Gross profit includes a charge of $5.6 million in connection with warranty obligations in the Water Management Solutions segment and $4.1 million in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois, in the Water Flow Solutions segment. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, severance, and non-cash asset impairment. (3) The income tax expense of adjusting items reflects an effective tax rate of 24.6%, and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Year ended September 30, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 191.7 Income tax expense (4) 62.5 Interest expense, net (4) 6.6 Pension benefit other than service (4) (0.2) Operating income (loss) $ 205.0 $ 122.8 $ (67.2) 260.6 Warranty charge (1) — 5.6 — 5.6 Strategic reorganization and other charges (2) 1.0 0.7 7.1 8.8 Inventory and other asset restructuring write-down 4.1 — — 4.1 Adjusted operating income (loss) 210.1 129.1 (60.1) 279.1 Pension benefit other than service (4) — — 0.2 0.2 Depreciation and amortization 26.6 20.2 0.1 46.9 Adjusted EBITDA $ 236.7 $ 149.3 $ (59.8) $ 326.2 Adjusted operating margin 25.5% 21.3% 19.5 % Adjusted EBITDA margin 28.7% 24.7% 22.8 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 219.3 Less capital expenditures 47.3 Free cash flow $ 172.0